Income Taxes	9 Months Ended
Sep. 30, 2019
Income Taxes [Abstract]
Income Taxes
9.	Income Taxes:

Both Castor and its subsidiaries are incorporated under the laws of the Republic of the Marshall Islands and they are not subject to income taxes in the Republic of the Marshall Islands. Castor’s ship-owning subsidiaries are subject to registration and tonnage taxes, which have been included in Vessel operating expenses in the accompanying unaudited interim condensed consolidated statements of comprehensive income. The Company and its subsidiaries were not subject to United States federal income taxation in respect of income that is derived from the international operation of ships and the performance of services directly related as they qualified for the exemption of Section 883 of the Internal Revenue Code of 1986, as amended.